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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of Report: January 28, 2003

                        (Date of earliest event reported)

                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)

    An Ohio Corporation               No. 1-303                 31-0345740
(State or other jurisdiction    (Commission File Number)   (IRS Employer Number)
     of incorporation)


                                1014 Vine Street

                              Cincinnati, OH 45201
                    (Address of principal executive offices)

                  Registrant's telephone number: (513) 762-4000

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Explanatory Note:

        This filing is made solely to conform signatures on the contracts which are Exhibits to the Form 8-K filed on January 28, 2003.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits:

            1.1 Underwriting Agreement dated January 21, 2003, among The Kroger Co., its subsidiary guarantors, Banc One Capital Markets, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Salomon Smith Barney Inc., BNY Capital Markets, Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., The Royal Bank of Scotland plc, U.S. Bancorp Piper Jaffray Inc., and The Williams Capital Group, L.P.

            1.1.1 Pricing Agreement dated January 21, 2003, among The Kroger Co., its subsidiary guarantors, Banc One Capital Markets, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Salomon Smith Barney Inc., BNY Capital Markets, Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., The Royal Bank of Scotland plc, U.S. Bancorp Piper Jaffray Inc., and The Williams Capital Group, L.P

            4.3.1 Fifteenth Supplemental Indenture dated as of January 28, 2003, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A. (formerly known as Firstar Bank, National Association), as trustee, relating to the 5.50% Senior Notes due 2013.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        THE KROGER CO.


August 18, 2003                         By: (Paul Heldman)
                                        Paul Heldman
                                        Senior Vice President, Secretary
                                             and General Counsel

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                                  EXHIBIT INDEX

Exhibit No.                              Exhibit

-----------                              -------

   1.1 Underwriting Agreement dated January 21, 2003, among The Kroger Co., its subsidiary guarantors, Banc One Capital Markets, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Salomon Smith Barney Inc.,
                     BNY Capital Markets, Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., The Royal Bank of Scotland plc, U.S. Bancorp Piper Jaffray Inc., and The Williams Capital Group, L.P.

   1.1.1 Pricing Agreement dated January 21, 2003, among The Kroger Co., its subsidiary guarantors, Banc One Capital Markets, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Salomon Smith Barney Inc., BNY Capital Markets, Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., The Royal Bank of Scotland plc, U.S. Bancorp Piper Jaffray Inc., and The Williams Capital Group, L.P.

   4.3.1 Fifteenth Supplemental Indenture dated as of January 28, 2003, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A. (formerly known as Firstar Bank, National Association), as trustee, relating to the 5.50% Senior Notes due 2013.